SUNAMERICA SERIES TRUST
American Funds Asset Allocation SAST Portfolio
American Funds Global Growth SAST Portfolio
American Funds Growth SAST Portfolio
American Funds Growth-Income SAST Portfolio
Supplement to the Statement of Additional Information Dated May 2, 2011
Effective January, 1, 2012, under the section “TRUSTEES AND OFFICERS OF THE TRUST” under the headings “MANAGEMENT INFORMATION,” “PORTFOLIOS,” and “Disinterested Trustees” the disclosure with respect to Jane Jelenko is deleted and replaced in its entirety with the following:

Number of
		Term of Office and	Principal	Portfolios in Fund	Other Directorships
	Position(s) Held	Length of Time	Occupation(s)	Complex Overseen by	Held by
Name and Age	with Trust	Served[1]	During Past 5 Years	Trustee[2]	Trustee[3]
Jane Jelenko Age: 63	Trustee	September 2006-Present	Retired Partner KPMG, LLP and Managing Director of Bearingpoint, Inc. (formerly KPMG Consulting).	57	Director, Countrywide Bank (banking) (2003-2008); and Director, Cathay General Bancorp and Cathay Bank (banking) (2012)
The disclosure in the section “INVESTMENT ADVISORY AND RELATED AGREEMENTS,” under the heading “Master Funds” and after the “PORTFOLIO PARTICIPATION AGREEMENTS” section, the following disclosure is added:
“ADMINISTRATIVE SERVICES
Capital Research and Management Company (“Capital Research”) and its affiliates provide certain administrative services to fund shareholders. Services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.
These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the Master Funds and Capital Research relating to Class 1 shares. The Administrative Agreement will continue in effect until December 31, 2012, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the Trustees to the Master Funds who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Capital Research may terminate the Administrative Agreement upon 60-days written notice to the Master Funds. The

[1]	Trustees serve until their successors are duly elected and qualified.

[2]	The term “Fund Complex” means two or more register investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes the Trust (36 portfolios); Anchor Series Trust (8 portfolios); SunAmerica Equity Funds (3 funds); SunAmerica Focused Alpha Growth Fund, Inc. (1 fund); SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (1 fund); SunAmerica Series, Inc. (11 portfolios); SunAmerica Income Funds (4 funds); SunAmerica Money Market Funds, Inc. (2 funds); SunAmerica Senior Floating Rate Fund, Inc. (1 fund); SunAmerica Specialty Series (3 funds); VALIC Company I (33 funds); VALIC Company II (15 funds); and Seasons Series Trust (21 portfolios).

[3]	Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).
Under the Administrative Agreement, Capital Research receives an administrative services fee at the annual rate of 0.01% of each Master Funds average daily net assets for Class 1 shares for administrative services provided to the share class. Administrative service fees are paid monthly and accrued daily.”
The disclosure in the section “PRICE OF SHARES” under the heading “MASTER FUNDS” the next to the last sentence in the fourth paragraph is deleted and replaced in its entirety with the following:
“The pricing vendors base bond prices on, among other things, valuation matrices which may incorporate dealer-supplied valuations, electronic data processing techniques and an evaluation of the yield curve.”
Date: January 6, 2012

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